                                                        Exhibit 10(b)

                           THE J. M. SMUCKER COMPANY
              TOP MANAGEMENT SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                            MAY 1, 1994 RESTATEMENT

           The J. M. Smucker Company Top Management Supplemental Retirement Benefit Plan established effective January 1, 1985, as amended, for the purpose of supplementing the retirement benefits of certain officers and other key management employees of The J. M. Smucker Company and its subsidiaries who are selected to participate in the Plan, is hereby amended and restated in its entirety, effective May 1, 1994.

                                   ARTICLE I
                                   ---------
                                  DEFINITIONS
                                  -----------

           For the purposes hereof, the following words and phrases shall have the meanings indicated:

           1. The "Plan" means the supplemental retirement benefit plan as set forth herein, together with all amendments thereto, which Plan shall be called " The J. M. Smucker Company Top Management Supplemental Retirement Benefit Plan."

           2. The "Company" means The J. M. Smucker Company, an Ohio corporation, its corporate successors, and the surviving corporation resulting from any merger or consolidation of The J. M. Smucker Company with any other corporation or corporations.

           3. A "subsidiary" means any corporation 50% or more of the issued and outstanding voting stock of which is owned or controlled by the Company, directly or indirectly.

           4.         An "Employer" means the Company and any subsidiary.

           5. A "Participant" means a key executive of the Company or of a subsidiary who is selected from time to time by the Board of Directors to participate in the Plan. A Participant's selection and approval to participate in the Plan shall be evidenced in writing in the form of a contract between the Participant and the Company.

           6. The "Retirement Plan" means The J. M. Smucker Company Employees' Retirement Plan.

           7. The "final average monthly salary" of a Participant means the Participant's "average monthly base compensation" under the Retirement Plan but determined using the highest aggregate base compensation, incentive compensation, deferred compensation and bonuses received by the Participant during any 60 consecutive full calendar months within the period of 120 consecutive full calendar months immediately prior to the earlier of his retirement or other termination of employment or the date of any termination of the Retirement Plan.

           8. A Participant's "normal retirement date" means the date on which he attains age 65.

           9. The "Social Security Offset Amount" of a Participant means his estimated monthly Primary Insurance Amount under the federal Social Security Act as in effect on the day immediately preceding the earlier of his retirement or other termination of employment or any termination of the Plan; moreover, if such event occurs before the Participant attains age 62, his estimated monthly Primary Insurance Amount shall be equal to the amount he would receive at age 62 on the assumption that from and after the date of his retirement or termination the Participant will receive no further compensation which is treated as wages for purposes of the Act. Provided, however, if an Employee previously had retired due to permanent and total disability and was entitled to receive long-term disability benefits under any plan maintained by an Employer, computation of his monthly Primary Insurance Amount upon subsequent retirement under the Plan shall be based on the Act in effect on his date of disability retirement and on the assumption that from and after the date of his disability retirement, he had continued to receive compensation which was treated as wages for purposes of the Act at the rate of monthly compensation which was in effect immediately prior to the date of his disability retirement throughout any period during which he received Years of Service under the Plan on account of such disability retirement. All estimates hereunder shall be made by the Company, upon the advice of an actuary, using standards of uniform and non-discriminatory application.

           10. A Participant's "monthly retirement benefit" under the Retirement Plan means the amount of monthly benefit commencing at normal retirement date to which he is entitled under the Retirement Plan expressed in the form of an annuity measured by the life of a Participant and calculated on the assumption that the Participant has contributed to the Retirement Plan for all periods of eligibility regardless of whether he did so contribute.

           11. The "Years of Service" of a Participant means the Participant's years of "benefit service" under the Retirement Plan but determined including any periods of employment after his normal retirement date.

           Wherever used herein, the masculine pronoun shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

                                   ARTICLE II
                                   ----------
                        SUPPLEMENTAL RETIREMENT BENEFITS
                        --------------------------------

           1. NORMAL RETIREMENT. A Participant who retires from employment with his Employer on or after his normal retirement date, or who has left active employment prior to his normal retirement date under conditions of eligibility for a long-term disability benefit under any plan maintained by an Employer and is receiving long-term disability benefits on his normal retirement date, shall be eligible for a monthly supplemental normal retirement benefit in an amount equal to:

           (a) two and one-half percent of his final average monthly salary multiplied by his Years of Service, not to exceed 20 years, less
           (b)        100 percent of his Social Security Offset Amount,
                                      less
           (c) the amount of his monthly retirement benefit under the Retirement Plan.

           A monthly supplemental normal retirement benefit shall be paid to an eligible Participant commencing as of the first day of the month following the month in which he retires and shall be payable monthly thereafter during his life, the last payment being for the month in which his death occurs.

           Notwithstanding the foregoing, a Participant who is still employed by an Employer on the April 1 following the calendar year in which he attains age 70-1/2 shall commence receiving the monthly supplemental normal retirement benefit provided under this Section 1 of Article II as of the April 1 following the calendar year in which he attains age 70-1/2.

           2. EARLY RETIREMENT. A Participant who retires from employment with his Employer at or after age 55, but prior to his normal retirement date, who has at least ten Years of Service, and who is not eligible for a short- or long-term disability benefit under any plan maintained by an Employer, shall be eligible for a monthly supplemental early retirement benefit in an amount determined at his early retirement in the same manner as provided for a monthly supplemental normal retirement benefit, except that the amount determined in (a) shall be reduced by one-third of one percent for each full month by which commencement of payment of the benefit precedes the month following the date on which the Participant attains age 62. A monthly supplemental early retirement benefit shall be paid to an eligible Participant commencing as of the first day of the month following the month in which he retires and shall be payable monthly thereafter during his life, the last payment being for the month in which his death occurs.

           3. TERMINATION OF EMPLOYMENT. The Plan is intended to provide benefits for career employees of an Employer. Therefore, a Participant who terminates his employment with his Employer for any reason other than death and who is not eligible for any retirement benefit under the Plan or a short- or long-term disability benefit under any plan maintained by an Employer, shall not be eligible for any supplemental retirement benefit under the Plan, except that the Company may, in its discretion, determine that such a Participant, who has at least ten Years of Service, is eligible for a monthly supplemental deferred retirement benefit in an amount determined at his termination of employment in the same manner as provided for a monthly supplemental early retirement benefit. A monthly supplemental deferred retirement benefit shall be paid to an eligible Participant commencing as of the first day of the month following the month in which he attains age 55 and shall be payable monthly thereafter during his life, the last payment being for the month in which his death occurs.

           4. JOINT AND SURVIVOR FORM OF PAYMENT. A Participant who becomes eligible to receive a monthly supplemental retirement benefit and who is married at the time payment of his monthly supplemental retirement benefit commences shall receive payment of such benefit in the form of a qualified joint and survivor annuity that in the event of the Participant's death would provide a benefit to the Participant's surviving spouse equal to 50 percent of the benefit the Participant was receiving at the time of his death. To receive a benefit under the qualified joint and survivor form of payment, a Participant's surviving spouse must be the same spouse to whom the Participant was married at the time payment of his monthly supplemental retirement benefit commenced. The present value of the qualified joint and survivor annuity payable to a Participant hereunder shall be the actuarial equivalent of the present value of the benefit otherwise payable to him under the Plan.

                                  ARTICLE III
                                  -----------
                               SURVIVOR BENEFITS
                               -----------------

           If a Participant who has at least ten Years of Service should die after his retirement or termination of employment but prior to the commencement of benefit payments under the Plan, and if the Participant had a surviving spouse as defined in the Retirement Plan, the surviving spouse shall be eligible for payments as if the Participant had effectively elected the 50 percent joint and survivor option described under the Retirement Plan and designated his spouse as his Contingent Annuitant, commencing at the earliest date that the Participant would have been eligible for payments if the Participant had survived.

           If a Participant who has at least ten Years of Service should die prior to retirement or termination of employment, and if the Participant had a surviving spouse as defined in the Retirement Plan, the surviving spouse shall be eligible for payments as if the Employee had retired or terminated on the day before his death.

                                   ARTICLE IV
                                   ----------
                               SPECIAL CREDITING
                               -----------------

           Employees who are Participants under the Plan as of its effective date of January 1, 1985 automatically will be credited with 20 Years of Service as of the date of retirement.

                                   ARTICLE V
                                   ---------
                                 ADMINISTRATION
                                 --------------

           The Company shall be responsible for the administration of the Plan. The Company shall have all such powers as may be necessary to carry out the Plan, including the power to determine all questions relating to eligibility for and the amount of any benefit and all questions pertaining to claims for benefits and procedures for claim review; to resolve all other questions arising under the Plan, including any questions of construction; and to take such further action as the Company shall deem advisable in the administration of the Plan. The actions taken and the decisions made by the Company hereunder shall be final and binding upon all interested parties.

                                   ARTICLE VI
                                   ----------
                                    FUNDING
                                    -------

           Benefits under the Plan shall be paid out of the general assets of the Employers including any trust or fund created for that purpose.

                                  ARTICLE VII
                                  -----------
                           AMENDMENT AND TERMINATION
                           -------------------------

           The Company reserves the right to amend or terminate the Plan at any time by action of its Board of Directors. Notwithstanding any such action, the Company shall be obligated to pay any benefits already accrued to any Participant under the Plan at the date of amendment or termination of the Plan and to continue making payments in the amounts determined to any retired Participant or his beneficiary, and shall be obligated to pay benefits in amounts not less than the benefits to which a Participant or his beneficiary would be entitled hereunder upon retirement, death or other termination of employment at the time of such amendment or termination. If a trust is being used to fund assets under the Plan and the Plan is terminated, any excess assets remaining in the trust after the full value of benefits already accrued to Participants under the Plan have been paid to such Participants or their beneficiaries shall revert to the Company.

                                  ARTICLE VIII
                                  ------------
                                 MISCELLANEOUS
                                 -------------

           1. NON-ALIENATION OF RETIREMENT RIGHTS OR BENEFITS. Neither the Participant nor any beneficiary shall encumber or dispose of his right to receive any payments hereunder, which payments or the right thereto are expressly declared to be non-assignable and non-transferable. If a Participant or beneficiary without the written consent of the Company attempts to assign, transfer, alienate or encumber his right to receive any payment hereunder, or permits the same to be subject to alienation, garnishment, attachment, execution or levy of any kind, then thereafter during the life of such Participant or of such beneficiary, as the case may be, and also during any period in which any Participant or beneficiary is incapable in the judgment of the Company of attending to his financial affairs, any payment which the Company is required to make hereunder may be made, in the discretion of the Company, directly to him or to such beneficiary or to any other person for his use or benefit or that of his dependents, if any, including any person furnishing goods or services to or for his use or benefit or the use of benefit of his dependents, if any. Each such payment may be made without the intervention of a guardian, the receipt of the payee shall constitute a complete acquittance to the Company with respect thereto, and the Company shall have no responsibility for the proper application thereof.

           2. NO EMPLOYMENT GUARANTEED. Nothing herein contained shall be construed as a commitment or agreement on the part of any person employed by the Company or any subsidiary to continue his employment with the Company or any subsidiary, and nothing herein contained shall be construed as a commitment on the part of the Company or any subsidiary to continue the employment or the annual salary rate of any such person for any period, and all Participants shall remain subject to discharge to the same extent as if the Plan was never put into effect.

           3. INTEREST OF PARTICIPANT. The obligation of the Company under the Plan to provide the Participant with benefits hereunder merely constitutes the unsecured promise of the Company to make payments as provided herein, and the Participant shall have no interest in, and no lien or prior claim upon, any property of the Company or of any subsidiary.

           4. CLAIMS OF OTHER PERSONS. The provisions of the Plan shall in no event be construed as giving any person, firm or corporation, any legal or equitable rights as against the Company, its officers, employees, or directors, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms of the Plan.

           5. NO COMPETITION. The right of any Participant, surviving spouse, or other beneficiary to a supplemental retirement benefit under the Plan will be terminated, or, if payment thereof has begun, all further payments will be discontinued and forfeited, in the event the Participant (i) at any time wrongfully discloses any secret process or trade secret of the Company or any of its subsidiaries, or (ii) engages, either directly or indirectly, as an officer, trustee, employee, consultant, partner, or substantial shareholder, on his own account or in any other capacity, in a business venture within the ten-year period following his retirement or termination of employment that the Company's Board of Directors reasonably determines to be competitive with the Company to a degree materially contrary to the Company's best interest.

           6. SEVERABILITY. The invalidity or unenforceability of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

           7. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Ohio.

           8. SUCCESSORS AND ASSIGNS. The Plan and the obligations created hereunder shall be binding upon the Company and its successors and assigns.

           9. DISHONEST CONDUCT OF A PARTICIPANT. Notwithstanding anything to the contrary contained in the Plan, if a Participant's employment with an Employer is terminated because the Company determines the Participant
(i) engaged in dishonest or fraudulent acts against an Employer, (ii) willfully injured property of an Employer, (iii) conspired against an Employer, or (iv) disclosed confidential information concerning an Employer, then no supplemental retirement benefit shall be payable to the Participant or his surviving spouse under the Plan.

           EXECUTED at Orrville, Ohio, this first day of May, 1994.


                                      The J. M. Smucker Company


                                          /s/ Richard K. Smucker
                                      By  ------------------------
                                          Title: President


                                          /s/ Steven J. Ellcessor
                                      And ------------------------
                                          Title: Secretary